Stockholders' Equity	12 Months Ended
Dec. 31, 2015
Stockholders' Equity
Stockholders' Equity

21. Stockholders' Equity

        As of December 31, 2015 and 2014, the shares issued and outstanding were 109,781,744 and 109,669,429, respectively. Under the Articles of Incorporation as amended on September 18, 2009, the Company's authorized capital stock consists of 750,000,000 shares of common stock with a par value of $0.01 and 100,000,000 shares of preferred stock with a par value of $0.01.

        During 2015, the Company issued 112,315 shares of common stock, all of which were newly issued shares, to the employees of the Manager (refer to Note 20, "Stock Based Compensation") in settlement of 2014 grants. During 2014, the Company issued 16,066 shares of common stock, all of which were newly issued shares, to the employees of the Manager of the Company (refer to Note 20, Stock Based Compensation).

        During 2015 and 2014, the Company did not declare any dividends. In addition, under the terms of the Bank Agreement (Refer to Note 12, "Long-term Debt") the Company is not permitted to pay cash dividends or repurchase shares of its capital stock unless (i) its consolidated net leverage is below 6:1 for four consecutive quarters and (ii) the ratio of the aggregate market value of its vessels to its outstanding indebtedness exceeds 125% for four consecutive quarters and provided that an event of default has not occurred and the Company is not, and after giving effect to the payment of the dividend, in breach of any covenant.

        In 2011, the Company issued an aggregate of 15,000,000 warrants to its lenders under the Bank Agreement and the January 2011 Credit Facilities to purchase, solely on a cashless exercise basis, an aggregate of 15,000,000 shares of its common stock, which warrants have an exercise price of $7.00 per share. All of these warrants will expire on January 31, 2019.